Exhibit 10.25

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS, AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

URANIUM ENERGY CORP.

REGISTRATION RIGHTS AGREEMENT

◆

Dated as at July ◆ , 2008

Between Uranium Energy Corp. and the Subscriber

__________

REGISTRATION RIGHTS AGREEMENT

               This Registration Rights Agreement (this "Agreement") is made and entered into as of July ◆ , 2008, between Uranium Energy Corp., a corporation incorporated under the laws of the State of Nevada (the "Corporation"), and the undersigned purchaser (the "Subscriber") of certain Units (as described herein) of the Corporation in accordance with the terms and conditions of a certain Subscription Agreements between the Corporation and the Subscriber (the "Subscription Agreement").

               WHEREAS, the parties have agreed to enter into this Agreement in connection with, and as a condition to the Closing (as defined herein) under, the Subscription Agreement; and

               WHEREAS, the Corporation has agreed, upon the terms and subject to the conditions set forth in the Subscription Agreement, to issue and sell to the Subscriber the number of Units (as described herein) set forth therein;

               NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Corporation agrees with the Subscriber, and for the benefit of the Subscriber from time to time of the Units, the Warrant Shares (as described herein) and the Liquidated Damages Shares (as described herein), to provide certain registration rights under the 1933 Act (as defined herein), and applicable state securities laws, and the Corporation further agrees with the Subscriber as follows:

1.          Definitions

In this Agreement, unless the context otherwise requires, the following terms have the meanings indicated:

(a)          "Agreement" has the meaning set forth in the preamble;

(b)          "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banks in Vancouver, British Columbia, Canada, are authorized or required by law to remain closed;

(c)          "Claims" has the meaning set forth in Section 6(a);

(d)          "Closing" means the closing of the purchase of the Units by the Subscriber;

(e)          "Closing Date" means July ◆ , 2008, or such other date as the Corporation may agree;

(f)          "Common Shares" means the shares of common stock of the Corporation, par value US$0.001 per share.

(g)          "Corporation" has the meaning set forth in the preamble;

(h)          "Effective Date" means the date a Registration Statement has been declared effective by the SEC;

(i)          "Event" has the meaning set forth in Section 2(f);

(j)          "Filing Deadline" means: (i) with respect to the initial Registration Statement required to be filed with the SEC pursuant to Section 2(a)(i), the date that is 30 days from the Closing Date; and (ii) with respect to any additional Registration Statements required to be filed with the SEC pursuant to Section 2(a)(ii), the 30th day following the date on which the Corporation first knows, or reasonably should have known, that such additional Registration Statement is required under such Section, which, in the case of the issuance of Liquidated Damages Warrants shall be the date of issuance of such Liquidated Damages Warrants;

(k)          "Indemnified Damages" has the meaning set forth in Section 6(a);

(l)          "Indemnified Party" has the meaning set forth in Section 6(b);

(m)          "Indemnified Person" has the meaning set forth in Section 6(a);

(n)          "Inspectors" has the meaning set forth in Section 3(h);

(o)          "Investor" means a Subscriber or any transferee or assignee thereof to whom a Subscriber assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9;

(p)          "Legal Counsel" has the meaning set forth in Section 2(d);

(q)          "Liquidated Damages Period" has the meaning set forth in Section 2(f);

(r)          "Liquidated Damages Warrants" means the transferable share purchase warrants, each whole of which entitles the holder thereof to acquire one Warrant Share at an exercise price of US$3.10 per Warrant Share, expiring at 5:00 p.m. (Vancouver, British Columbia, time) on the date that is two years from the date the Liquidated Damages Warrant is issued, which Liquidated Damages Warrants are issuable to an Investor as liquidated damages upon the occurrence of any Event as described in Section 2(f) hereof;

(s)          "Majority Investors" means the holders of a majority in interest of Registrable Securities on a fully diluted basis;

(t)          "Person" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind;

(u)          "Purchased Securities" means the Units purchased by the Subscribers pursuant to the Subscription Agreement or, the securities underlying such Units that are acquired by an Investor pursuant to Section 9, as the case may be;

(v)          "Records" has the meaning set forth in Section 3(h);

(w)          "register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statements by the SEC;

(x)          "Registrable Securities" means the Common Shares issued as part of the Units and the Warrant Shares issuable upon exercise of the Warrants and, if applicable, the Liquidated Damages Warrants;

(y)          "Registration Deadline" means: (i) with respect to the initial Registration Statement required to be filed with the SEC pursuant to Section 2(a)(i), 5:00 p.m. (Vancouver, British Columbia, time) on September 25, 2008; and (ii) with respect to any additional Registration Statements that may be required to be filed with the SEC pursuant to Section 2(a)(ii), the 60th day following the date on which the Corporation first knows, or reasonably should have known, that such additional Registration Statement is required under such Section, which, in the case of the issuance of Liquidated Damages Warrants shall be the date of issuance of such Liquidated Damages Warrants;

(z)          "Registration Period" has the meaning set forth in Section 3(a);

(aa)       "Registration Statement" means a registration statement of the Corporation to be filed with the SEC, as amended and supplemented, in order to register resales of the Registrable Securities, from time to time, by the Investors;

(ab)       "Rule 144" has the meaning set forth in Section 8;

(ac)       "Rule 415" means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis;

(ad)       "SEC" means the United States Securities and Exchange Commission;

(ae)       "Securities Laws" means all of the applicable federal and state securities laws and regulations of the United States, including without limitation the 1933 Act, the 1934 Act and the respective rules and regulations of the SEC thereunder;

(af)       "Subscriber" has the meaning set forth in the preamble;

(ag)       "Subscription Agreement" has the meaning set forth in the preamble;

(ah)       "Suspension Notice" has the meaning set forth in Section 4(b);

(ai)       "Trading Day" means: (i) any day on which the Common Shares are listed or quoted, and traded, on the American Stock Exchange; or (ii) if the Common Shares are not then listed or quoted, and traded, on the American Stock Exchange, then any Business Day;

(aj)       "Transaction Documents" means this Agreement, the Subscription Agreement and the instruments referenced therein;

(ak)       "Transfer Agent" means the transfer agent (including any co-transfer agent) of the Corporation with respect to the Common Shares;

(al)       "Unit" means one Common Share and one-half of one Warrant to purchase one additional Common Share of the Corporation, each Unit having a purchase price of US$2.40;

(am)       "Violations" has the meaning set forth in Section 6(a);

(an)       "Warrants" means the transferable share purchase warrants issued as part of the Units, each of which whole Warrant being exercisable to purchase one Warrant Share at a price of US$3.10 per Warrant Share, expiring at 5:00 p.m. (Vancouver, British Columbia, time) on the date that is two years from the Closing Date;

(ao)       "Warrant Shares" means the Common Shares issuable upon exercise of the Warrants or, if applicable, the Liquidated Damages Warrants;

(ap)       "1933 Act" means the United States Securities Act of 1933, as amended, and the rules and regulations thereunder; and

(aq)       "1934 Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

2.          Registration

(a)

(i)         Initial Registration. The Corporation shall use its reasonable best efforts to prepare and file with the SEC by the applicable Filing Deadline the Registration Statement on Form S-1 or Form S-3 covering the resale, from time to time, of all of the Registrable Securities other than the Warrant Shares issuable upon exercise of the Liquidated Damages Warrants.

(ii)        Subsequent Registrations. The Corporation shall use its reasonable best efforts to prepare and file with the SEC by the applicable Filing Deadline a Registration Statement on Form S-1 or Form S-3 covering the resale, from time to time, of all of the Registrable Securities relating to the issuance by the Corporation of any Liquidated Damages Warrants.

(b)         Neither the Corporation nor any affiliate thereof shall identify any Investor as an underwriter in any public disclosure or filing with the SEC unless required by the SEC, and any Investor being deemed an underwriter by the SEC shall not relieve the Corporation of any obligations it has under the Transaction Documents. If the Corporation is advised by the SEC that a Registration Statement may not become effective without the Corporation identifying an Investor as an underwriter therein, the Corporation shall consult with Legal Counsel and the Investors to determine whether to proceed with a request to have the Registration Statement declared effective. In any event, the Corporation shall use its reasonable best efforts to advocate for the Registration Statement to be declared effective by the SEC without identifying an Investor as an underwriter therein, and shall permit Legal Counsel to participate in any communications with the SEC in respect thereof. Each Registration Statement shall contain the "Plan of Distribution" section in substantially the form attached hereto as Exhibit A, subject to such amendments thereto as may be required by the SEC. The Corporation shall use its reasonable best efforts to have each Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the applicable Registration Deadline.

(c)         Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any Common Shares included in a Registration Statement which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. In no event shall the Corporation include any securities other than Registrable Securities in any Registration Statement without the prior written consent of the Majority Investors.

(d)         Legal Counsel. The Majority Investors shall have the right to select one U.S. and one Canadian legal counsel to review and oversee any registration pursuant to this Section 2 (collectively, the "Legal Counsel"). The Corporation shall, and the Majority Investors shall cause their respective Legal Counsel to, reasonably cooperate with each other in performing the Corporation's obligations under this Agreement.

(e)         Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor's allocated portion of the Registrable Securities pursuant to Section 2(c), the Corporation shall amend the applicable Registration Statement, or file a new Registration Statement, or both, so as to cover the resale, from time to time, of such Registrable Securities, as soon as practicable, but in any event not later than 30 days after the necessity therefor arises. The Corporation shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable within 60 days following the filing thereof.

(f)         Effect of Failure to Obtain and Maintain Effectiveness of Registration Statement. Upon the occurrence of any Event (as defined below) and on each 30 calendar-day period (or partial period thereof) until the applicable Event is cured, as partial relief for the damages suffered therefrom by the Investor (which remedy shall not be exclusive of any other remedies available at law or in equity), the Corporation shall provide to the Investor, as liquidated damages and not as a penalty, such number of Liquidated Damages Warrants equal to one one-hundredth (1/100th) of a Liquidated Damages Warrant for each US$1.00 in aggregate funds paid by the Subscriber, or if applicable, the Investor, for the Purchased Securities (each such period, a "Liquidated Damages Period"); provided, however, that the maximum number of Common Shares issuable pursuant to the offering of Units contemplated by the Agency Agreement (including Warrant Shares issuable upon exercise of the Warrants, and if applicable, the Liquidated Damages Warrants), shall not exceed 19.9% of the Corporation's issued and outstanding share capital on the day immediately prior to the Closing Date unless shareholder approval for such issuance has been obtained, if required, which the Corporation shall use its reasonable best efforts to obtain, if necessary. The Corporation shall make such additional Liquidated Damages Warrant issuance to the Investor within 10 calendar days after the end of each Liquidated Damages Period. For such purposes, each of the following shall constitute an "Event": (i) a Registration Statement is not declared effective by the SEC on or prior to the applicable Registration Deadline; (ii) subject to an allowable suspension pursuant to Section 3(p) below, after the Effective Date of a Registration Statement, an Investor is not permitted to sell Registrable Securities under such Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason for three consecutive Trading Days or five Trading Days in aggregate in any 12 month period; and (iii) the Corporation fails to have available a sufficient number of authorized but unissued and otherwise unreserved Common Shares available to issue all shares underlying the Warrants, and if applicable, the Liquidated Damages Warrants.

3.          Related Obligations

At such time as the Corporation is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) or 2(e), the Corporation will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Corporation shall have the following obligations:

(a)         The Corporation shall submit to the SEC, within two Business Days after the Corporation learns that no review of a particular Registration Statement will be made by the staff of the SEC, or that the staff has no further comments on a particular Registration Statement, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two Business Days after the submission of such request. The Corporation shall use its reasonable best efforts to keep each Registration Statement effective at all times until the earlier of: (i) the second anniversary of the Closing Date, in the case of the initial Registration Statement required to be filed with the SEC pursuant to Section 2(a)(i), or the second anniversary of the date of issuance of the Liquidated Damages Warrants, in the case of any additional Registration Statement required to be filed with the SEC pursuant to Section 2(a)(ii); and (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the "Registration Period"). The Corporation shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(b)         The Corporation shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to one or more Registration Statements and the prospectus used in connection with such Registration Statements, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such Registration Period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Corporation covered by such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Corporation filing a report on Form 10-K, Form 10-Q, Form 8-K or any analogous report or similar filing under the 1934 Act, the Corporation shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Corporation to amend or supplement such Registration Statement.

(c)         The Corporation shall permit Legal Counsel to review and comment upon: (i) mature drafts of a Registration Statement, and the final version of such Registration Statement if there have been any material changes thereto at least five Business Days prior to its filing with the SEC; (ii) all amendments and supplements to all Registration Statements (except for Reports on Form 10-K, Form 10-Q and Form 8-K and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC; and (iii) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects; provided that Legal Counsel responds with substantially all comments within five Business Days of receipt of such documents. The Corporation shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Corporation shall furnish to Legal Counsel, without charge: (i) copies of any correspondence from the SEC or the staff of the SEC to the Corporation or its representatives relating to any Registration Statement; (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits; and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Corporation shall reasonably cooperate with Legal Counsel in performing the Corporation's obligations pursuant to this Section 3(c).

(d)         The Corporation shall furnish to each Investor whose Registrable Securities are included in any Registration Statement without charge: (i) upon the effectiveness of any Registration Statement, at the request of the Investor, up to ten copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request); and (ii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(e)         The Corporation shall use its reasonable best efforts to: (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of all applicable jurisdictions in the United States; (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period; (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period; and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Corporation shall not be required in connection therewith or as a condition thereto to (A) qualify to do business as a foreign corporation or dealer in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (B) subject itself to general taxation in any such jurisdiction, or (C) file a general consent to service of process in any such jurisdiction. The Corporation shall promptly notify Legal Counsel of the receipt by the Corporation of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(f)         The Corporation shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(p), promptly prepare a supplement or amendment to such Registration Statement or file an appropriate document that is incorporated by reference to correct such untrue statement or omission, and deliver one copy (which may be in electronic form) of such supplement or amendment to Legal Counsel and, at the request of any Investor, up to ten copies to such Investor. The Corporation shall also promptly notify Legal Counsel and each Investor in writing when a prospectus or any prospectus supplement or post-effective amendment has been filed (such notification shall be delivered by facsimile or electronic transmission on the same day as filing or effectiveness). The Corporation shall also promptly notify Legal Counsel in writing of: (i) any request by the SEC for amendments or supplements to a Registration Statement, or related prospectus or related information; and (ii) of the Corporation's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(g)         The Corporation shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h)         The Corporation shall make available for inspection, during normal business hours on two Business Days notice, by: (i) Legal Counsel; and (ii) any firm of accountants or other agents retained by the Investors (collectively, the "Inspectors"), all pertinent financial and other records, and pertinent corporate documents and properties of the Corporation (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Corporation's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record other than public Records, unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (B) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (C) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Corporation and allow the Corporation, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Corporation and any Investor) shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(i)         The Corporation shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Corporation unless: (i) disclosure of such information is necessary to comply with Securities Laws; (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement; (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction; or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Corporation agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(j)         The Corporation shall use its reasonable best efforts to: (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Corporation are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange; and (ii) secure designation and quotation of all of the Registrable Securities covered by a Registration Statement on the AMEX. The Corporation shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

(k)         The Corporation shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, use its reasonable best efforts to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities sold pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

(l)         If reasonably requested by an Investor, the Corporation shall: (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as Legal Counsel or an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by Legal Counsel or an Investor holding any Registrable Securities.

(m)         The Corporation shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities, and shall use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(n)         The Corporation shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earning statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a 12-month period beginning not later than the first day of the Corporation's fiscal quarter next following the Effective Date of a Registration Statement.

(o)         Within two Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Corporation shall deliver, and shall cause legal counsel for the Corporation to deliver, to the Transfer Agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC.

(p)         Notwithstanding anything in this Agreement to the contrary, after 20 consecutive Trading Days of continuous effectiveness of the initial Registration Statement filed and declared effective pursuant to this Agreement, the Corporation may, by written notice to Legal Counsel and the Investors, suspend sales under a Registration Statement after the Effective Date thereof and/or require that such Investors immediately cease the sale of Common Shares pursuant thereto and/or defer the filing of any subsequent Registration Statement if: (i) the Corporation is in possession of material non-public information relating to a material merger, acquisition or sale or similar transaction; (ii) the board of directors of the Corporation determines in good faith, by appropriate resolutions, that, as a result of such activity, (A) it would be materially detrimental to the Corporation (other than as relating solely to the price of the Common Shares) to file a Registration Statement at such time and (B) it is in the best interests of the Corporation to defer proceeding with such registration at such time; and (iii) in the opinion of legal counsel for the Corporation sales under the Registration Statement are required to be suspended. Upon receipt of such notice, each Investor shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Investor has been advised that the Corporation has filed a prospectus supplement or amended prospectus with the SEC or until such Investor is advised in writing by the Corporation that the then-current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Corporation's board of directors) the failure to require such suspension would be materially detrimental to the Corporation. The Corporation's rights under this Section 3(p) may be exercised not more than one time, nor for a period of more than 20 days, in any 12-month period. Immediately after the end of any suspension period under this Section 3(p), the Corporation shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Investors to publicly resell their Registrable Securities pursuant to such effective Registration Statement. Notwithstanding anything to the contrary, the Corporation shall cause its Transfer Agent to deliver unlegended Common Shares to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement, if required, prior to the Investor's receipt of the notice of a suspension period and for which the Investor has not yet settled.

4.          Obligations of the Investors

(a)         At least five Business Days prior to the first anticipated filing date of a Registration Statement, the Corporation shall notify Legal Counsel and each Investor in writing of the information the Corporation requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Corporation to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor and any penalty or default resulting from such failure, that such Investor shall furnish to the Corporation such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities.

(b)        Each Investor agrees that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 3(g), the first sentence of Section 3(f) or a suspension period under Section 3(p) (a "Suspension Notice"), such Investor will: (i) immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of notice of the filing of any prospectus supplement or post-effective amendment contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required; and (ii) if so requested by the Corporation, deliver to the Corporation or destroy all copies of the prospectus covering the Registrable Securities in its possession at the time of receipt of such Suspension Notice. Notwithstanding anything to the contrary, the Corporation shall cause its Transfer Agent to deliver unlegended Common Shares to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale and delivered a copy of the applicable prospectus prior to the Investor's receipt of a notice from the Corporation of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Investor has not yet settled.

(c)         Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.          Expenses of Registration

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of legal counsel for the Corporation shall be paid by the Corporation. The Corporation shall also reimburse the Investors for the reasonable fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement.

6.          Indemnification

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)         To the fullest extent permitted by law, the Corporation will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, the "Claims"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (collectively, the "Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the Effective Date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Corporation files any amendment thereof or supplement thereto with the SEC, as applicable) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading; (iii) any violation or alleged violation by the Corporation of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state, provincial or territorial securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement; or (iv) any violation of this Agreement by the Corporation (the matters in the foregoing clauses (i) through (iv) being, collectively, the "Violations"). Subject to Section 6(c), the Corporation shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any reasonable and documented legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.

Notwithstanding anything to the contrary contained herein, the indemnity agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Corporation by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Corporation pursuant to Section 3(d); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Corporation pursuant to Section 3(d); (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Corporation, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Corporation pursuant to Section 3(d); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Corporation, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(b)         In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Corporation, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Corporation within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Corporation by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any reasonable and documented legal or other reasonable and documented expenses incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

(c)         Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable and documented fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d)         The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e)         The indemnity agreements contained herein shall be in addition to: (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others; and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.          Contribution

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.          Reports Under the 1934 Act

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Corporation to the public without registration ("Rule 144"), the Corporation agrees to:

(a)         make and keep public information available, as those terms are understood and defined in Rule 144;

(b)         file with the SEC in a timely manner all reports and other documents required of the Corporation under the 1933 Act and the 1934 Act so long as the Corporation remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)         furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request such information not available on EDGAR as may be reasonably requested by each Investor to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9.           Assignment of Registration Rights

The rights under this Agreement shall be automatically assignable by the Investors to any transferee in a private transaction of all or any portion of such Investor's Common Shares, Warrants, Liquidated Damages Warrants or Warrant Shares, pursuant to the terms thereof, if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Corporation within a reasonable time after such assignment; (b) the Corporation is furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned; (c) at or before the time the Corporation receives the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Corporation to be bound by all of the provisions contained herein; and (d) such transfer shall have been made in accordance with the applicable requirements of the Subscription Agreements.

10.         Amendment of Registration Rights

Provisions of this Agreement may be amended and the observance thereof maybe waived (either generally or in a particular instance and either retroactively or prospectively), only with the prior written consent of the Corporation and the Majority Investors. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Corporation. No such amendment shall be effective to the extent that it applies to less than all of the Investors. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11.         Miscellaneous

(a)         A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Corporation receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Corporation shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable Securities.

(b)         Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Corporation:

Attn: Mr. Amir Adnani, President and CEO
Uranium Energy Corp.
9801 Anderson Mill Road, Suite 230, Austin, Texas, U.S.A., 78750
Telephone No.: (512) 828-6980
Facsimile No.: (512) 233-2531;

With a copy to:

Attn: Thomas J. Deutsch
Lang Michener LLP
Royal Centre, 1055 West Georgia Street, Suite 1500, Vancouver, British Columbia, Canada, V6E 4N7
Telephone No.: (604) 691-7493
Facsimile No.: (604) 893-2398; and

With a copy to:

Attn: Subscriber
____________________________________________________
____________________________________________________
Telephone No.:  ______________________________________
Facsimile No.:   ______________________________________

If to an Investor, to its address and facsimile number as set forth in the signature pages hereof, or as provided to the Corporation pursuant to Section 9 hereof in connection with a transferee or consignee of the rights under this Agreement, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt: (i) given by the recipient of such notice, consent, waiver or other communication; (ii) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission; or (iii) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c)         Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)         All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection herewith or arising out of this agreement or any transaction contemplated hereby.

(e)         The Transaction Documents and the instruments referenced therein constitute the entire agreement among the parties hereto with respect to the subject matter thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to therein. The Transactions Documents and the instruments referenced therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter thereof.

(f)         Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g)         The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation hereof. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise clearly indicated. Whenever the word "including" is used in this Agreement, it shall be deemed to be followed by the words "without limitation." The use of any gender herein shall be deemed to be or include the other genders and the use of the singular herein shall be deemed to be or include the plural (and vice versa), wherever appropriate.

(h)         This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(i)         Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)         All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Majority Investors.

(k)         The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(l)         This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(m)         Unless otherwise indicated, all dollar amounts referred to in this Agreement are in United States dollars.

(n)         The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-a-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

(o)         Except as otherwise provided herein, in any other Transaction Document or as required by applicable law or legal process, no Investor may make any public announcement concerning this Agreement or the transactions contemplated by this Agreement without obtaining the prior written consent of the Corporation and giving the Corporation no less than 48 hours to review and comment on such public announcement prior to release.

[The remainder of this page has been intentionally left blank.
The Corporation's signature is contained on the immediately following page.]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

URANIUM ENERGY CORP. By: __________________________________________ Name: Amir Adnani Title: President, CEO and a director

THE UNDERSIGNED SUBSCRIBER By: __________________________________________ Name: ________________________________________ Title: _______________________________________

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Exhibit A

PLAN OF DISTRIBUTION

             The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

  an exchange distribution in accordance with the rules of the applicable exchange;

  privately negotiated transactions;

  short sales;

  broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

  a combination of any such methods of sale; and

  any other method permitted pursuant to applicable law.

             The selling stockholders may also sell shares under Rule 144 or Regulation S under the Securities Act, if available, rather than under this prospectus.

             The selling stockholders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.

             Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

             The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgee or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under the applicable provisions of the Securities Act amending the list of selling stockholders to include the pledge, transferee or other successors in interest as selling stockholders under this prospectus.

             The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgee or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under the applicable provisions of the Securities Act amending the list of selling stockholders to include the pledge, transferee or other successors in interest as selling stockholders under this prospectus.

             We are required to pay all fees and expenses incident to the registration of the shares of common stock, including the reasonable fees and disbursements of counsel to the selling stockholders. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

             The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

             The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.

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